UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/13/2009

OpenTV Corp.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15473

British Virgin Islands	98-0212376
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

275 Sacramento Street
San Francisco, CA 94111
(Address of principal executive offices, including zip code)

415-962-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 16, 2009, OpenTV Corp. (the "Company") issued a press release reporting that on October 13, 2009 it received written notification from The NASDAQ Stock Market ("NASDAQ") that the Company no longer complies with NASDAQ's audit committee requirements set forth in NASDAQ Listing Rule 5605. Consistent with NASDAQ Listing Rule 5605(c)(4)(B), NASDAQ has provided the Company with a cure period in order to regain compliance within the following timeframe: (i) until the earlier of the Company's next annual shareholders' meeting or October 7, 2010; or (ii) if the next annual shareholders' meeting is held before April 5, 2010, then the Company must evidence compliance no later than April 5, 2010.

The press release, filed as Exhibit No. 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Not applicable

Exhibit                Description
99.1                   Press Release dated October 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OpenTV Corp.

Date: October 16, 2009	By:	/s/ Mark Beariault
Mark Beariault
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated October 16, 2009